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                                                                   EXHIBIT 17(a)

                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Eaton Vance Growth Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


          Signature                            Title                    Date
          ---------                            -----                    ----

                                      President, Principal
/s/   James B. Hawkes                 Executive Officer and       April 22, 1997
------------------------------        Trustee
      James B. Hawkes

                                      Treasurer and Principal
/s/   James L. O'Connor               Financial and Accounting    April 22, 1997
------------------------------        Officer
      James L. O'Connor


/s/   Donald R. Dwight                Trustee                     April 22, 1997
------------------------------
      Donald R. Dwight


/s/   Samuel L. Hayes, III            Trustee                     April 22, 1997
------------------------------
      Samuel L. Hayes, III


/s/   Norton H. Reamer                Trustee                     April 22, 1997
------------------------------
      Norton H. Reamer


/s/   John L. Thorndike               Trustee                     April 22, 1997
------------------------------
      John L. Thorndike


/s/   Jack L. Treynor                 Trustee                     April 22, 1997
------------------------------
      Jack L. Treynor